UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017

SCRIPPS NETWORKS INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-34004	61-1551890
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9721 Sherrill Boulevard

Knoxville, Tennessee 37932

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (865) 694-2700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 17, 2017, Scripps Networks Interactive, Inc. (“Scripps” or the “Company”) held a Special Meeting of Shareholders (the “Scripps Special Meeting”) at which the shareholders approved the adoption of the Agreement and Plan of Merger, dated as of July 30, 2017, as may be amended, among Scripps, Discovery Communications, Inc. (“Discovery”) and Skylight Merger Sub, Inc., a wholly owned subsidiary of Discovery (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Scripps (the “Merger”), with Scripps surviving as a wholly owned subsidiary of Discovery (the “Scripps Merger Proposal”). The holders of the Company’s common voting shares also approved, on an advisory (non-binding) basis, certain compensation that will or may be paid by Scripps to its named executive officers in connection with the Merger (the “Scripps Compensation Proposal”). Shareholder action on a third proposal, to approve the adjournment of the Scripps Special Meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Scripps Merger Proposal (the “Scripps Adjournment Proposal”), was not required and no vote was taken on this matter. The final voting results with respect to each proposal voted upon at the Scripps Special Meeting are set forth below.

The results of the vote to approve the Scripps Merger Proposal were as follows:

	FOR	AGAINST	ABSTAIN	% VOTES IN FAVOR OF PROPOSAL 1
Common Voting Shares	32,646,481	0	0	96.44%
Class A Common Shares	69,652,011	273,147	103,061	72.51%
Common Voting Shares and Class A Common Shares, voting as a single class	102,298,492	273,147	103,061	78.75%

The results of the vote to approve the Scripps Compensation Proposal were as follows:

	FOR	AGAINST	ABSTAIN	% VOTES IN FAVOR OF PROPOSAL 2
Common Voting Shares	32,646,481	0	0	100%

The Scripps Merger Proposal, Scripps Compensation Proposal and Scripps Adjournment Proposal are each described in more detail in the definitive joint proxy statement/prospectus filed by the Company with the Securities and Exchange Commission on October 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

Dated: November 17, 2017	By:	/s/ Cynthia L. Gibson
		Name:	Cynthia L. Gibson
		Title:	Executive Vice President, Chief Legal and Business Affairs Officer